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                                                                   EXHIBIT 10.31

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. Sections 200.80(b)(4), 200.83 and 230.406.

                       PAYMENTECH MERCHANT SERVICES, INC.
                   CREDIT CARD PROCESSING SERVICES AGREEMENT

In consideration of the mutual promises herein made and the mutual benefits to be derived from this AGREEMENT, the undersigned merchant (hereinafter referred to as the MERCHANT, "you" or "your") and PAYMENTECH MERCHANT SERVICES, INC., a Nevada corporation, having its principal office at 1601 Elm Street, Dallas, Texas 75201 (hereinafter referred to as PAYMENTECH, "we", "our" or "us") agree to the following terms and conditions:

1. THE RELATIONSHIP: We facilitate the funds transfer between the various CARD ORGANIZATIONs and you for CARD SALEs you make to your CARDHOLDER customers. In a manner similar to the way personal checks are cleared, your CARD SALEs and CREDITs are cleared according to the various CARD ORGANIZATIONs' rules and regulations and federal, state and local law. It is the purpose of this AGREEMENT to establish the legal relationship and contractual duties required of the parties in order to comply with such rules, regulations and laws. You will present all your SALES RECORDs to us for processing, except as otherwise provided in writing, and we will process them in accordance with the terms of this AGREEMENT.

2. SALES RECORD: Each CARD SALE must be evidenced by a single SALES RECORD completed with the SALE DATE, the amount and a brief description of goods and services sold or of the customer deposit tendered, in sufficient detail to identify the transaction.

3. PRESENTMENT: You must present SALES RECORDs to us within three business days of the SALE DATE for a CARD SALE or within three business days of the date you receive the CARDHOLDER's returned merchandise, cancellation of service, or a price adjustment request for a credit. Such SALES RECORDs must be presented in an acceptable format and in compliance with the rules of the CARD ORGANIZATIONs.

4. AUTHORIZATIONS: We will make an electronic authorization request for every BANK CARD transaction and for those T&E CARD transactions which exceed the floor limit set for you by the relevant T&E CARD company, but only if you have not otherwise provided an authorization. We reserve the right to refuse to process any SALES RECORD presented by you if we are unable to obtain an authorization, if we reasonably determine that the SALES RECORD is or will become uncollectible from the CARDHOLDER to which the CARD SALE would otherwise be charged, or if we determine that the SALES RECORD was prepared in violation of any provision of this AGREEMENT. The fact that you or that we obtained an authorization will not be deemed to be our representation that a particular CARD transaction is in fact a valid or undisputed transaction entered into by the actual CARDHOLDER or an authorized user of the CARD.

5.   CREDIT FOR SALES RECORDS:

(a) For BANK CARD transactions, except as provided in Section 4, we will initiate transfer of the NET PROCEEDS to your BANK ACCOUNT(S) not later than three business days following our receipt of your SALES RECORDs. You agree that the transfer of NET PROCEEDS to your BANK ACCOUNT(S) constitutes provisional credit for your SALES RECORDs so long as any CARDHOLDER has a dispute or challenge with respect to the SALES RECORD for any reason.

(b) To the extent the NET PROCEEDS for any day are negative, we may pursue one or more of the following options: (1) recoup all amounts due to us from any funds otherwise due to you, including but not limited to the proceeds from your next transmission of SALES RECORDs; (2) debit your BANK ACCOUNT(S) for the amount of the negative balance; (3) delay presentation of your CREDITs until you make a payment to use of a sufficient amount to cover the negative balance; (4) collect the negative balance from any of your accounts at your bank or at any other financial institution without notice to you and (5) request (either orally or in writing) payment for such amounts, and you agree to resolve any negative balance within one business day of our advice to you of a negative balance.

(c) For T&E CARD transactions, we will forward the SALES RECORDs, including the required authorization code, to the appropriate T&E CARD company. Your receipt of the proceeds due you will be governed by whatever agreement you have with that T&E CARD company, and we do not bear any responsibility for their performance.

6. ACCOUNTING: Within three business days following the close of a business day on which activity is submitted to us, we will supply a detailed statement describing the elements of your NET PROCEEDS and your T&E CARD transactions for that business day. We will not be responsible for any error that you do not bring to our attention within thirty days from date of such statement.

7.   CARD ORGANIZATION RULES AND REGULATIONS AND FEDERAL, STATE AND LOCAL LAW:
     By signing this AGREEMENT you agree to comply with all rules and regulations of the CARD ORGANIZATIONs. You also agree to comply with all provisions of federal, state and local law affecting CARD transactions. Any failure by you to comply with a



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     CARD ORGANIZATIONs' rules and regulations or federal, state or local law applicable to any aspect of any CARD transaction is a breach of this AGREEMENT that allows us to terminate this AGREEMENT immediately and without prior notice to you.

8. YOUR WARRANTIES: You warrant and represent the following and reaffirm such warranties and representations each time you present a SALES RECORD:

(a) Each SALES RECORD complies with the conditions and requirements of this AGREEMENT.

(b) Each SALES RECORD is genuine and arises out of a bona fide CARD SALE of merchandise or services by you and does not involve the use of a CARD for any other purpose or the refinancing of existing obligations of the CARDHOLDER.

(c) You have title to the SALES RECORD, and you have the authority to present the SALES RECORD to us.

(d) To the best of your knowledge, no SALES RECORD is subject to any dispute, set-off or counterclaim.

(e) The SALES RECORD has not and will not be presented for payment anywhere else.

(f) Each SALES RECORD represents a valid obligation for the amounts set forth therein.

(g) All statements on each SALES RECORD are true, and you have no knowledge of facts that would impair the validity or collectibility of the amount of the SALES RECORD.

(h) You have performed all of your principal obligations with respect to each SALES RECORD including shipment of the order or fulfillment of the service to the CARDHOLDER.

(i) You have reasonable procedures in place to ensure that each CARD SALE is made to a purchaser who actually is the CARDHOLDER and to whom, upon receiving an authorization from us, you actually sell the goods or services and deliver them according to the CARDHOLDER's instructions.

(j) To the best of your knowledge, the goods described in each SALES RECORD are your sole property and you are free to sell them.

(k) The CARD SALE does not violate your charter or by-laws or any applicable federal, state or local laws or regulations.

(l) You have made no representations or agreements for the issuance of CREDIT except as it states in your RETURN POLICY, which has been previously submitted to us in writing.

9. LIABILITY FOR BREACH OF WARRANTIES: If any of your representations or warranties in your APPLICATION, this AGREEMENT or in any paper or documents submitted to us at any time is untrue at the time it is made, this AGREEMENT may be terminated by us, in our sole discretion, immediately upon notice to you.

10. ACCEPTANCE POLICIES: The CARD ORGANIZATIONs require strict adherence to the following card acceptance policies:

(a) You do not increase the price or impose any other fee upon any customer who uses a BANKCARD for payment of any transaction.

(b) You make no CARD SALEs when only a part of the consideration due is paid through use of a BANKCARD except pursuant to a policy previously submitted in writing to us.

(c)  You prepare one and only one SALES RECORD per CARD SALE.

(d) You do not require a minimum transaction amount below which you refuse to honor otherwise valid BANK CARDs.

(e) You do not sell, purchase, provide, or exchange BANK CARD account number information in any form whatsoever other than to us or pursuant to an official governmental request.

11. NOTICE TO PUBLIC: Wherever you accept CARDs, you will inform the public of the CARDs that you honor.

12.  RETURN POLICY:

(a) You are required to maintain a fair policy with regard to the exchange, return and adjustment of CARD SALEs. Your policy must be applied equally to all CARDHOLDERs and must be posted in your establishment or otherwise disclosed to customers.

(b) You are required to submit your RETURN POLICY to us in writing prior to the effective date of this AGREEMENT, and any subsequent change in your RETURN POLICY must be submitted in writing to us not less than thirty days prior to such change. We reserve the right to refuse to process any CARD SALE made subject to a revised RETURN POLICY not acceptable to us.

13. REFUNDS AND CARDHOLDER PAYMENTS: If you allow a price adjustment, return of merchandise or cancellation of services in connection with a CARD SALE, you will prepare and deliver to us a CREDIT in accordance with this AGREEMENT. The amount of the CREDIT cannot exceed the amount shown as the total on the original SALES RECORD except by the exact amount required to reimburse the CARDHOLDER for postage that the CARDHOLDER paid to return merchandise in accordance with a policy that you apply consistently to all of your customers. You are not allowed to accept

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    cash or any other payment or consideration from a customer in return for preparing a CREDIT to be deposited to the customer's CARD account nor to give cash refunds to a CARDHOLDER in connection with a CARD SALE, unless required by law.

14. PAYMENTECH PROCESSING PROCEDURES, FORMS AND FORMATS: You agree to comply with our processing procedures, forms requirements and data processing formats for timely and secure processing of SALES RECORDs under this AGREEMENT.

15. RETRIEVAL REQUESTS: We will send you any RETRIEVAL REQUEST that we cannot satisfy with the information we have on file concerning a CARD SALE. If you notify us in writing by certified mail, return receipt requested, of the resolution of your investigation of such a RETRIEVAL REQUEST within seven business days after we send it to you, we will take the appropriate steps to reduce the probability of the CARD ISSUER issuing an unjustified CHARGEBACK. You acknowledge that your failure to comply with a RETRIEVAL REQUEST in accordance with CARD ORGANIZATIONs' rules may result in an irreversible CHARGEBACK of the subject CARD SALE.

16. CHARGEBACKS:

(a) You have full liability for all CHARGEBACKs. You may receive a CHARGEBACK from a CARDHOLDER or CARD ISSUER for numerous reasons under the CARD ORGANIZATION rules. The following are some of the most common reasons for
    CHARGEBACKs:

    (1)  The return or non-delivery of goods or services.

    (2)  An authorization was required and not obtained.

    (3)  The CARD SALE date is after the CARD's expiration date.

    (4)  The SALES RECORD is produced incorrectly or fraudulently.

    (5) We did not receive your response to a RETRIEVAL REQUEST within seven business days.

    (6) CARDHOLDER disputes the CARD SALE or signature on the SALES RECORD or claims that the sale price is subject to a set-off, defense or counterclaim.

    (7) The CARDHOLDER refuses to make payment for a CARD SALE because in the CARDHOLDER's good faith opinion, a claim or complaint has not been resolved, or has been resolved by you but in an unsatisfactory manner (Regulation Z).

    (8) The CARD was not actually presented and the CARDHOLDER denies making the purchase. The fact that you or that we obtained an authorization does not mean that a particular CARD transaction is in fact a valid or undisputed transaction entered into by the actual CARDHOLDER or an authorized user of the CARD.

    (9) A CREDIT is due to the CARDHOLDER and you have failed to submit a CREDIT.

(b) We will recreate or retrieve all sales information needed to respond to CHARGEBACKs with respect to SALES RECORDs. You are not allowed to re-submit for processing any CARD SALE that has been previously charged back to you.

(c) If we determine that you are receiving an excessive amount of CHARGEBACKs, we may review your internal procedures relating to acceptance of CARDs and we may take one or more of the following actions: (1) notify you of new procedures you should adopt; and (2) notify you of a new rate we will charge you to process your CHARGEBACKs or (3) terminate the AGREEMENT, immediately. For purposes of this AGREEMENT, an excessive number of CHARGEBACKs means one CHARGEBACK per 100 SALES RECORDs or the total dollar amount of CHARGEBACKs is greater than or equal to one percent of the total dollar amount of SALES RECORDs for the last thirty days.

17. RECORDS RETENTION:

(a) In order to respond to RETRIEVAL REQUESTs and CHARGEBACKs, you are required to (1) keep the order information from which the SALES RECORDs are derived for at least six months from the date of the respective transaction; (2) retain copies of all such data for three years from the date of the respective transaction; and (3) furnish the same to us upon request. We will keep the SALES RECORD information itself for you for the required time period.

(b) You are not allowed to charge any fee for the creation or storage of copies required under this AGREEMENT. We may require you to deliver original order information to us rather than storing it.

18. CLAIMS OF CARDHOLDER CUSTOMERS: To the extent that we have paid or may be called upon to pay a CHARGEBACK or CREDIT for or on the account of a CARDHOLDER and reimbursement is not made by you as provided in this AGREEMENT, then for the purpose of our obtaining reimbursement of such sums paid or anticipated to be paid, we have all of the rights and remedies of such CARDHOLDERs under applicable federal, state or local law and you authorize us to assert any and all such claims in our own name for and on behalf of any such CARDHOLDER customer individually or all such CARDHOLDER customers as a class.

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19.  [INTENTIONALLY DELETED]

20. RESERVE ACCOUNT: In the event of the occurrence or threat of a material, adverse change in [**] or of another event as the result of which [**] or that you may be liable to [**] we have the right to (a) immediately place payments due you in the RESERVE ACCOUNT and/or stop processing SALES RECORDs for you until such time as [**] and (b) demand from you an amount to be placed in a RESERVE ACCOUNT that our experience dictates to assure payment of such liability. Your failure to pay such amount allows us to terminate this AGREEMENT immediately.

21. INFORMATION ABOUT MERCHANT'S BUSINESS: You agree to furnish us within five days your most recently prepared financial statements and credit information as we may from time to time request. With prior notice and during your normal business hours our duly authorized representatives may visit your business premises and may examine your books and records that pertain to your SALES RECORDs and CARD SALEs. You agree to provide us at least thirty days' prior written notice of your intent to change the basic nature of your business or your product line or services, your trade name or style, or the manner in which you accept CARDs. If we, in our sole discretion, determine such a change is material to our relationship with you, we reserve the right to refuse to process SALES RECORDs made pursuant to the change and we may terminate this AGREEMENT. You will also give us prompt notice of any potential material adverse change to your business. You agree to provide us with prompt written notice if you or any of your parent/principals, subsidiary or affiliated entities are the subject of any voluntary or involuntary bankruptcy or insolvency petition or proceeding.

22. LIMITED LIABILITY: We will, at our own expense, correct any data in which (and to the extent that) errors have been caused by us, or by malfunctions of our software or machines. However, subject to Section 6, the expense of correcting such data will be our only responsibility in connection with such errors or in connection with any other performance or nonperformance by us under this AGREEMENT. Under no circumstances will our financial responsibility for our failure of performance under this AGREEMENT [**]. IN NO EVENT WILL WE, OUR EMPLOYEES OR AFFILIATES, BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR CLAIMS BY MERCHANT OR ANY THIRD PARTY RELATIVE TO THE TRANSACTIONS HEREUNDER.

23.  CONFIDENTIALITY:

(a) In performing the services described in this AGREEMENT, we may have access to and receive certain information about you which you designate to be proprietary including, but not limited to financial and sales information, customer lists. Such information will be used solely in connection with our obligations under this AGREEMENT, we will receive such information in confidence and not disclose such information to any third party except to the extent that such information is already public or as required by legal process. We shall, however, be permitted to publish the fact that you are using our processing services. We will use our reasonable efforts to ensure compliance with the terms of this Section 23 by our employees and will restrict the number of our employees with access to this information. Furthermore, all employees of PAYMENTECH and its affiliates are required to sign a confidentiality statement as a condition of employment.

(b) In receiving the services described in this AGREEMENT, you may receive access to and disclosure of certain confidential information about us which we consider to be proprietary, including but not limited to our LICENSED PROGRAMS (defined in Section 24) and our Pricing Schedule. You agree that such information will be used solely in connection with your obligations pursuant to this AGREEMENT, and that you will receive such information in confidence and will not disclose such information to any third party except to the extent that such information is already public or as required by legal process. You agree this AGREEMENT, schedules (including pricing) and addenda are designated as confidential. You will use your best efforts to ensure compliance with the terms of this Section 23 by your employees and will restrict the number of your employees with access to this information.

(c) In addition, you will exercise reasonable care to prevent disclosure of CARDHOLDER information, including, but not limited to, storing all media containing CARD numbers in an area limited to selected personnel. Prior to discarding material


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    containing CARDHOLDER information, you will destroy it in a manner rendering the data unreadable. If at any time you determine that CARDHOLDER information has been compromised, you must notify us immediately.

24. LICENSED PROGRAMS:

(a) LICENSED PROGRAMS are our proprietary computer programs that we provide for your use pursuant to the requirements of this AGREEMENT, including without limitation, for the purpose of transmitting SALES RECORDs to us and receiving report from us. All programs that we provide to you now and in the future are proprietary to us and licensed to you on a non-exclusive basis governed by, and only for the term of, this AGREEMENT. You acknowledge that the license granted herein is limited to your own use exclusively and that you do not have the right to sub-license any of the LICENSED PROGRAMS in either their original or modified form. The original and any copies of LICENSED PROGRAMS made by you in whole or in part, are our property. You may modify any LICENSED PROGRAM in machine readable form for your own use and merge it into other program material to form an updated work, provided that, upon termination of this AGREEMENT, the LICENSED PROGRAM must be completely removed from the updated work and treated as if permission to modify had never been granted.

(b) We represent and warrant that your use of the LICENSED PROGRAMS and any documentation provided by us pursuant to this AGREEMENT, as contemplated herein, will not violate any copyright, patent, trade secret, or trademarks of any person. We will defend (or settle) at our own expense any and all claims that the above items infringe a trademark, copyright, trade secret, or patent, if you give us prompt notice of any such claim or lawsuit against you relating to the LICENSED PROGRAMS or documentation. If your use of the LICENSED PROGRAMS is prevented by any legal process, we will procure for you the right to continue to use the LICENSED PROGRAMS, or modify the LICENSED PROGRAMS so that they are no longer infringing, or replace the LICENSED PROGRAMS with non-infringing software of equal or superior functional capability.

(c) EXCEPT AS PROVIDED IN THIS SECTION, PAYMENTECH GRANTS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, ON ANY LICENSED PROGRAM OR ANY SERVICE PROVIDED UNDER THIS AGREEMENT, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT WILL PAYMENTECH BE LIABLE FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES EVEN IF PAYMENTECH HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

25. INDEMNITY:

(a) We agree to indemnify you from any liability, loss or expense arising out of any claim or complaint by CARDHOLDER related to any failure by us to properly safeguard the CARDHOLDER's information. This indemnification does not apply to any claim or compliant relating to merchandise or services sold by you or your failure to resolve a payment dispute. We agree to indemnify you from any loss due to our mismanagement of funds transferred to you. The indemnification provided for in this Section 25(a) is subject to Section 22.

(b) You agree to indemnify us from any liability, loss or expense arising out of any claim, complaint, offset or CHARGEBACK made by a CARDHOLDER with respect to any SALES RECORD for merchandise or services which are the subject of any CARD SALE made by you. Also, you agree to indemnify us for any loss caused by your violation of a CARD ORGANIZATION's rules or regulations or federal, state or local laws or by your willful misconduct or negligence.

26. EVENTS OF DEFAULT: Upon the occurrence of any one or more of the following events of default, we may terminate this AGREEMENT without notice or demand, in addition to exercising our rights and remedies upon default, as set forth in Section 27. The occurrence of any such event of default also constitutes a default under all other agreements between us.

(a) Failure to pay when due any amount owing by you to us;

(b) Failure to promptly, punctually, and faithfully perform or discharge any of your obligations to us;

(c) We determine that any representation or warranty now or hereafter made by you to us, whether herein or in any other document, instrument, agreement or paper was not true or accurate when given;

(d) The occurrence of any event of default under any agreement between you and us even though we may not have exercised our rights upon default under the other agreement, instrument, or paper;

(e) The application for or appointment of a receiver, trustee, or other person (pursuant to court action or otherwise) over all or any part of your property; the assignment of all or part of your assets for the benefit of your creditors, or the occurrence of any voluntary or involuntary liquidation; or the entry of an order for relief or similar order with respect to you in any proceeding pursuant to any statute dealing with bankruptcy;

(f) The entry of any material judgment against you, which judgment is not satisfied or appealed from within fifteen days of such judgment's entry;

(g) The service of any process upon us seeking to attach or garnish any of your funds in our possession;

(h) Your termination of existence, dissolution, winding up, or liquidation;

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(i) The occurrence of any event of circumstance with respect to you and/or the
    SALES RECORDs such that we deem ourselves insecure;

(j) Your business failure; or a material, adverse change in your financial condition; or

(k) The occurrence of any of the foregoing events of default with respect to any guarantor to us of this AGREEMENT, as if such guarantor were "you".

27. RIGHTS AND REMEDIES UPON DEFAULT: Upon the occurrence of any event of default, and at any time thereafter, we have all of the rights and remedies as provided in this AGREEMENT in addition to which we may sell or otherwise dispose of the SALES RECORDs and other collateral and apply the proceeds thereof for application towards (but not necessarily in complete satisfaction of) the obligations due to us or for which we may be liable to third parties, including without limitation CARDHOLDER customers. The proceeds will be applied toward your obligations to us in such order and manner as we determine in our sole discretion, any statute, certain or vague, to the contrary notwithstanding. You remain liable to us for any deficiency remaining following such application.

28. FEES:

(a) You agree to pay us for our services as set forth in Schedule A in accordance with this AGREEMENT. You acknowledge that your pricing is based on your representation as to your volume of CARD transactions, method of processing, type of business, and interchange qualification criteria as represented in your APPLICATION and Schedule A. To the extent your actual volumes, method, type and criteria differ from this information, we may modify the pricing set forth on Schedule A or terminate this AGREEMENT with thirty days' prior written notice.

(b) In addition to the above, from time to time, we may change our fees, charges and discounts resulting from increases in CARD FEES or the charges of any third party vendor by giving you notice of the change.

    (1) Any price change that is caused by changes in the CARD FEEs will be applicable to you as of the effective date established by the CARD ORGANIZATION. Your presentation of any SALES RECORD to us after the effective date will constitute your acceptance of the new prices.

    (2) As to any price change not caused by CARD ORGANIZATION increases, we will provide you with at least thirty days' notice of the effective date of this price change. Your presentation of any SALES RECORD to us after the effective date will constitute your acceptance of the new prices. Should you choose not to accept the new prices you agree to notify us, within fifteen days of our price change notice, of your intent to terminate this AGREEMENT. Such termination shall be effective thirty days from the date of your written notice to us.

(c) If you terminate this AGREEMENT prior to the expiration of the original or any renewal term for a reason other than price change or material breach, you agree that the future harm to us would be difficult to calculate. Accordingly, in the event of your early termination of this AGREEMENT for any reason other than an increase in your PROCESSING FEES as provided in
    Section 28(b)(2), in order to compensate us for our loss and not as a penalty, you agree to pay to us as liquidated damages an amount calculated by multiplying the average monthly PROCESSING FEES from the prior six months by the number of months remaining in the contract term. Such amount will be funded, to the extent possible, according to the same methods for collecting amounts due under Section 5 hereof.

(d) We process all SALES RECORDs in a manner so that each transaction will have the potential to qualify under the rules of the CARD ORGANIZATIONs for the reduced CARD FEEs charged by the CARD ORGANIZATIONs. These reduced rates are known as qualifying rates. For those SALES RECORDs that cannot qualify, the standard interchange rate will apply, which includes a non-qualification surcharge for those transactions. If we determine that an excessive amount of SALES RECORDs do not qualify, we may review your internal procedures relating to acceptance of CARDs, and we may notify you of new procedures you should adopt. For purposes of this AGREEMENT, an excessive number of SALES RECORDs which do not qualify for QUALIFYING RATES is 2 per 100 SALES RECORDs.

29. TERM; TERMINATION:

(a) This AGREEMENT takes effect when signed by PAYMENTECH and has an initial term expiring one year from the effective date. At our option, this AGREEMENT automatically becomes null and void if you fail to [**] from the effective date. Unless otherwise terminated by either party as provided in this Agreement, the AGREEMENT will automatically extend for successive one year terms. Either party may give notice of non-renewal of this AGREEMENT in writing no less than [**] prior to any expiration date. Also, we may terminate if a [**]. Termination does not affect either party's respective rights and obligations under this AGREEMENT as to SALES RECORDs submitted before termination, nor does it affect either party's rights and obligations under Sections 5, 15, 16, 17, 18, 19, 20, 22, 23, 24, 25, 27, 28, 29, and
    30, all of which continue without limit as to time.

(b) Upon termination by either party for any reason, you will be required to [**].

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
     Such [**] will be funded, to the extent possible, with [**] otherwise payable to you under [**]. To the extent such [**] are insufficient, you will fund the [**] directly according to the same methods for [**] of this AGREEMENT. You will have no right to return of the funds in the [**] until [**] In addition, and notwithstanding the lack of outstanding obligations by you at the termination of this AGREEMENT, we are authorized to retain [**] after termination of this Agreement or for such longer period of time as we reasonably determine to be necessary.

30.  GENERAL:

(a) APPLICATION AND CREDIT CHECK. All statements made on your APPLICATION for this AGREEMENT are true as of the date of your execution of this AGREEMENT. You have no reason to suspect any fact or circumstance not specified therein which, if known to us, might prevent us from executing this AGREEMENT. Your signature on this AGREEMENT authorizes us to perform any credit check deemed necessary of MERCHANT, its principals and Guarantors.

(b) SECTION HEADINGS: The section headings of this AGREEMENT are for convenience only and do not define, limit or describe the scope or intent of this AGREEMENT.

(c) ASSIGNMENT: You cannot assign or transfer your rights or delegate your responsibilities under this AGREEMENT without our prior written consent.

(d) SUCCESSORS AND ASSIGNS: This AGREEMENT binds you and us and our respective heirs, representatives, successors and assigns.

(e) SEVERABILITY: Should any provision of this AGREEMENT be determined to be invalid or unenforceable under any law, rule or regulation, such determination shall not affect the validity or enforceability of any other provision of this AGREEMENT.

(f) WAIVERS: No term or condition of this AGREEMENT may be waived unless a written waiver is signed by both parties.

(g) ENTIRE AGREEMENT: This AGREEMENT including any schedules or addenda constitutes the entire AGREEMENT between both parties.

(h) NOTICES: Except as otherwise provided in this AGREEMENT, all notices must be given in writing and either hand delivered, faxed, or mailed first class, postage prepaid (and deemed to be delivered when mailed) to the addresses set forth below or to such other address as either party may from time to time specify to the other party in writing. If said notice is to PAYMENTECH, in addition to the address below, a copy of the notice shall also be sent to Paymentech Merchant Services, Inc., Attn: General Counsel, 1601 Elm Street, Suite 4700, Dallas, Texas 75201.

(i) GOVERNING LAW: This AGREEMENT will be governed by and construed in accordance with the laws of the State of Texas. Any action, proceeding, litigation or arbitration relating to or arising from this AGREEMENT must be brought in Dallas County, Dallas, Texas.

(j) ATTORNEYS' FEES: In any action to enforce your obligations under this AGREEMENT, you will be liable for all of our costs, expenses and reasonable attorney's fees.

(k) FORCE MAJEURE: We will not be liable for delays in processing or other nonperformance caused by such events as fires, telecommunications or utility or power failures, equipment failures, labor strife, riots, war, nonperformance of our vendors or suppliers, acts of God, or other causes over which we have no reasonable control.

31.  DEFINITIONS:

(a) AGREEMENT refers to this Credit Card Processing Services Agreement, Application and all schedules, related addenda and amendments, notices and revisions as well as the APPLICATION.

(b) APPLICATION is your statement of the characteristics of your account that you have submitted to us to induce us to enter into this AGREEMENT with you and that has induced us to process your CARD transactions under the terms and conditions of this AGREEMENT.

(c) BANK ACCOUNT(s) is/are your account(s) in your bank to which we will transfer your NET PROCEEDS.

(d) BANK CARD is either a MasterCard, VISA or JCB CARD or such other CARD as we may hereafter designate.

(e) CARD is both the plastic card or other evidence of the account issued by a CARD ISSUER to the CARDHOLDER and the account number designated on the CARD, either of which you accept from your customers as payment for their purchases from you.

(f) CARD FEE is the interchange fee and assessments charged by a CARD ORGANIZATION. This fee will increase or decrease as a result of changes in the fees or assessments set by the various CARD ORGANIZATIONs.

(g) CARDHOLDER is the person to whom the CARD is issued and who is entitled to use the CARD.

(h) CARD ISSUER is the bank that issues BANK CARDs or the T&E CARD company that issues T&E CARDs.

(i) CARD ORGANIZATION is a BANK CARD interchange system, such as the systems operated by MasterCard International, Inc. and Visa, Inc.


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(j) CARD SALE is a sale made by you paid for by a CARD as of the SALE DATE. Each order you receive is a single CARD SALE unless the goods or services ordered cannot be delivered or completed at one time, in which case each partial deposit, delivery or completion is a later CARD SALE.

(k)  CHARGEBACK is a charge against a SALES RECORD you previously presented.

(l) CREDITs are submitted by you to us to offset specific SALES RECORDs previously presented by you.

(m) MERCHANT is the party to this AGREEMENT contracting with PAYMENTECH whose correct legal name, legal identity, legal and business address or addresses and all trade names are set forth in the APPLICATION.

(n) NET PROCEEDS is the net positive or negative amount of your CARD transaction consisting of (1) the amount of the SALES RECORDS minus the CARD FEE (2) Less the amount of CREDITs minus the CARD FEE (3) Less the CHARGEBACK amounts (4) Less the PROCESSING FEES (5) Less amounts to be credited to the RESERVE ACCOUNT. These items are not necessarily applied in this order.

(o) PROCESSING FEES are the fees we charge you for our services as specified in Schedule "A", as may be amended from time to time.

(p) RESERVE ACCOUNT is an account that we may establish on our records for our accounting requirements and benefit pledged by you to secure payment to us of any and all amounts which may be due from you to us and for the benefit of your CARDHOLDER customers. Any and all funds credited to the RESERVE will be subject to disbursement only by us. You have no interest in the RESERVE ACCOUNT until your receipt thereof. The RESERVE ACCOUNT secures our PROCESSING FEES and any other sums as may be due to us, under this AGREEMENT and all other agreements between us, including CHARGEBACKs and CREDITs and the claims of CARDHOLDERs arising from CARD SALEs, and you hereby grant to us a security interest in all funds in our possession at any time.

(q) RETRIEVAL REQUEST is a request for information on behalf of a CARDHOLDER or CARD ISSUER relating to a claim or complaint concerning a CARD SALE you have made.

(r) RETURN POLICY is that policy established by you for the issuance of CREDITs to refund specific SALES RECORDs.

(s) SALE DATE is the effective date of the CARD SALE at which time you have performed all principal obligations to the CARDHOLDER in connection with a transaction, including shipment or delivery of goods or services.

(t) SALES RECORD is a transaction representing a CARD SALE or CREDIT that you submit to us for authorization and processing.

(u) T&E CARD is a Travel and Entertainment CARD issued by American Express, Novus/Discover, Carte Blanche, Diner's Club, or such other T&E CARD as we may designate in the future.

YOUR SIGNATURE ON TWO COPIES OF THIS AGREEMENT THAT YOU RETURN TO US INDICATES YOUR UNDERSTANDING AND ACCEPTANCE OF ITS TERM AND CONDITIONS. WE WILL THEN INDICATE OUR ACCEPTANCE OF THE AGREEMENT BY RETURNING ONE FULLY EXECUTED COPY TO YOU, AND TWO SIGNED COPIES OF SCHEDULE A OR OTHER ADDENDA THAT ARE INCORPORATED HEREIN.

AGREED AND ACCEPTED BY:                     AGREED AND ACCEPTED BY:

GENERAL MAGIC, INC.                         PAYMENTECH MERCHANT SERVICES, INC.
-------------------------------------
MERCHANT LEGAL NAME (Print or Type)

420 North Mary Avenue                       4 Northeastern Boulevard
-------------------------------------       Salem, NH 03079-1952
Street Address (Print or Type)

Sunnyvale, CA 94086
-------------------------------------
City, State Zip (Print or Type)

/s/ JAMES P. McCORMICK                      /s/ KATHLEEN M. KELLER
-------------------------------------       ----------------------------------
By (authorized signature)                   By (authorized signature)

James P. McCormick                          Kathleen M. Keller, Group Manager
-------------------------------------
By, Name, Title (Print or Type)

August 18, 1998                             9/1/98
-------------------------------------       ----------------------------------
Date                                        Date

             To Be Completed By Paymentech Merchant Services, Inc.

            Your Merchant Agreement Contract Number is: 824466-3683
                                                        -----------

                 Your Merchant Processing Identification Number
                 Will Be Provided At Time of Processing Set Up

                                                              REVISION 01/98 V.8

                       PAYMENTECH MERCHANT SERVICES, INC.
                   CREDIT CARD PROCESSING SERVICES AGREEMENT
                                   SCHEDULE A

                       MERCHANT NAME: GENERAL MAGIC, INC.
                   MERCHANT AGREEMENT CONTRACT NUMBER: 824466

The average value of MERCHANT's CREDIT CARD transactions will be $50.00.

MERCHANT will process approximately 19,000 CREDIT CARD transactions annually.

PROCESSING FEES

     Per CREDIT CARD SALES DRAFT and CREDIT                                            $[**]
     Per T&E Card SALES DRAFT and CREDIT                                               $[**]
     Per MCI, VISA or T&E CPU (Central Processing Unit) Authorization                  $[**]
     Per Voice Authorization                                                           $[**]
     Per Voice AVS (Address Verification Service) Authorization                        $[**]
     Per Audio Response Unit Authorization                                             $[**]
     Monthly Maintenance                                                               $[**]
     Monthly Paper Reporting Fee                                                       $[**]
     Per MCI and VISA CHARGEBACK Processed/Represented                                 $[**]
     Collection, Pre-Arbitration & Compliance                                          $[**]
     ACH (Automated Clearing House) Funds Transfer                                     $[**]
     Network Administration Fee                                                        $[**]
     Postage, Supplies, Equipment & Other Services                           Charged as used
     Supplemental Products                                               Quoted as Requested
     Other Communication Services (Frame Relay Telco Cost)               Quoted as Requested

     If on any business day, MERCHANT's NET PROCEEDS are negative, any such amounts shall be collected from MERCHANT's designated bank account via ACH.

SET UP FEES:

     Computer to Computer Direct Access (CPU) Set up                               $[**]

NEGATIVE BALANCE

     MERCHANT shall be charged a fee against NET PROCEEDS after the number of Negative Balances for a calendar month has exceeded two (2) based on the following schedule.

     Negative Balance Amount                           Fee Per Occurrence
     -----------------------                           ------------------
     $[**]                                                    $[**]
     $[**]                                                    $[**]
     $[**]                                                    $[**]
     $[**]                                                    $[**]
     $[**]                                                    $[**]
     $[**]                                                    $[**]
     $[**]                                                    $[**]

If a Negative Balance results when any fees are assessed, section 7 shall apply.

-------------------------------------------------------------------------------
Dated Printed                                                     June 22, 1998


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                       PAYMENTECH MERCHANT SERVICES, INC.
                   CREDIT CARD PROCESSING SERVICES AGREEMENT
                             SCHEDULE A (CONTINUED)

           MERCHANT NAME: GENERAL MAGIC, INC. AGREEMENT NUMBER 824466

     [**]

     We shall [**] BANK CARD SALES DRAFTs, a [**], as indicated below, that shall be [**] to a [**]. We shall [**] a [**] to the [**] and provide to MERCHANT a periodic accounting which, relates by month: i) the amount of BANK CARD SALES DRAFTs, submitted, ii) the [**], iii) the amounts of [**] to and [**] submitted and iv) the resulting [**] balance. On a monthly basis, and no later than fifteen (15) days following the sixth full calendar month [**], we shall [**] MERCHANT any [**] in the [**] that exists for the sixth month prior to a current reporting period, subject to all other terms and conditions herein.

     If any periodic accounting shows that a [**] associated with any given month, becomes or is projected to [**], we shall [**] by [**] MERCHANT and/or [**] the amounts necessary to [**]. Upon notice from us, MERCHANT shall [**] within one (1) business day by wire transfer. We may increase the [**] as it appears to be necessary [**].

[**]                                                   [**]%

ACTIVITY PARAMETERS
     Maximum Average Ticket of                        $[**]

                                              DAILY              WEEKLY
                                              -----              ------
     Total BANK CARD SALES DRAFTs             $[**]              $[**]
     Total BANK CARD CREDITs                  $[**]              $[**]

     In any case wherein MERCHANT exceeds the above parameters, PAYMENTECH shall make every reasonable attempt to contact the MERCHANT and advise MERCHANT of such occurrence, and PAYMENTECH may exercise its rights under paragraph 21. Failure to contact MERCHANT or exercise any rights of PAYMENTECH, in no way waives any rights or remedies of PAYMENTECH under this AGREEMENT at any time.

YOUR SIGNATURE ON TWO COPIES OF THIS ADDENDUM THAT YOU RETURN TO US INDICATES YOUR UNDERSTANDING AND ACCEPTANCE OF ITS TERMS AND INCORPORATION BY REFERENCE IN THE PAYMENTECH MERCHANT SERVICES, INC. CREDIT CARD PROCESSING SERVICES AGREEMENT.

AGREED AND ACCEPTED BY:                    AGREED AND ACCEPTED BY:

General Magic, Inc.                        PAYMENTECH MERCHANT SERVICES, INC.
---------------------------------------    -----------------------------------------------
MERCHANT LEGAL NAME (Print or Type)

420 N. Mary Avenue, Sunnyvale, CA 94086    4 Northeastern Boulevard, Salem, NH 03079-1952
---------------------------------------    -----------------------------------------------
Address (Print or Type)

/s/ JAMES P. McCORMICK                     /s/ KATHLEEN M. KELLER
---------------------------------------    -----------------------------------------------
By (authorized signature)                  By (authorized signature)

James P. McCormick, CFO                    Kathleen M. Keller, Group Manager
---------------------------------------    -----------------------------------------------
By, Name, Title (Print or Type)            By, Title (Print or Type)

August 18, 1998                            9/1/98
---------------------------------------    -----------------------------------------------
Date                                       Date


--------------------------------------------------------------------------------
Date Printed                                                       June 22, 1998


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                       PAYMENTECH MERCHANT SERVICES, INC.
       CREDIT CARD PROCESSING SERVICES AGREEMENT SCHEDULE A -- CONTINUED

          MERCHANT NAME: GENERAL MAGIC, INC. AGREEMENT NUMBER: 824466


CARD FEES

FOR DIRECT MARKETING DEPOSITS:

           MASTERCARD PASS THROUGH FEES FOR DIRECT MARKETING DEPOSITS

CLASSIFICATION                                                 EFFECTIVE 3/27/98
Merit I                                                        [**]
Standard                                                       [**]
US Corporate Data Rate II                                      [**]
US Corporate Data Rate I                                       [**]
US Corporate Standard                                          [**]
US Corporate Large Ticket                                      [**]
International Corporate Purchasing Large Ticket                [**]
International Corporate Purchasing Data Rate II                [**]
International Corporate Purchasing                             [**]
International Corporate                                        [**]
International (Standard)                                       [**]
MasterCard Dues & Assessments                                  [**]

              VISA PASS THROUGH FEES FOR DIRECT MARKETING DEPOSITS

CLASSIFICATION                                                 EFFECTIVE 3/27/98
CPS Card Not Present                                           [**]
EIRF                                                           [**]
Key-Entered Emerging Markets                                   [**]
VISA Commercial Card (Electronic/Key Entered)                  [**]
VISA Commercial Card (Standard)                                [**]
Standard                                                       [**]
Visa Dues & Assessments                                        [**]

FOR DETAIL DEPOSITS:

                MASTERCARD PASS THROUGH FEES FOR RETAIL DEPOSITS

CLASSIFICATION                                                 EFFECTIVE 3/27/98
Merit III                                                      [**]
Key-Entered                                                    [**]
Merit I                                                        [**]
Standard                                                       [**]
US Corporate Face-to-Face                                      [**]
US Corporate Data Rate II                                      [**]
US Corporate Data Rate I                                       [**]
US Corporate Standard                                          [**]
US Corporate Large Ticket                                      [**]
US Corporate T&E                                               [**]
International Corporate Purchasing Large Ticket                [**]
International Corporate Purchasing Data Rate II                [**]
International Corporate Purchasing                             [**]
International Corporate                                        [**]
International (Electronic)                                     [**]
International (Standard)                                       [**]
World Card T&E                                                 [**]
MasterCard Dues & Assessments                                  [**]

                   VISA PASS THROUGH FEES FOR RETAIL DEPOSITS

CLASSIFICATION                                                 EFFECTIVE 3/27/98
CPS Retail Credit Card                                         [**]
CPS Retail Check Card                                          [**]
CPS Retail 2 (Key-Entered)                                     [**]
Key-Entered Emerging Markets                                   [**]
EIRF                                                           [**]
VISA Commercial Card (Electronic/Key Entered)                  [**]
VISA Commercial Card (Standard)                                [**]
Standard                                                       [**]
Visa Dues & Assessments                                        [**]

JCB CARD FEEs                                                          [**]%


--------------------------------------------------------------------------------
Dated Printed                                                      June 22, 1998

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.